SECURITIES AND EXCHANGE COMMISSION

               Washington, D.C. 20549


                      FORM 8-K


                   CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 February 7,  2011
                   Date of Report
         (Date of Earliest Event Reported)


             KLEIN RETAIL CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware                   000-54270               30-0513839
(State or other        (Commission File Number)   (IRS Employer
jurisdiction                                    Identification No.)
of incorporation)


          330 Intertech Parkway, 3rd Floor
               Angola, Indiana 46703
      (Address of Principal Executive Offices)

                    517/278-3050
          (Registrant's Telephone Number)


Item 4.01      Changes in Registrant's Certifying Accountant.

     The Board of Directors of the Company determined on February 7, 2011 to dismiss its then accountants.

     For the two most recent fiscal years and the subsequent interim period up to February 7, 2011 the Company had no disagreements on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure and the former accountant's report on the financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion nor was qualified or modified as to uncertainty, scope or accounting principles.

     Simultaneously on February 7, 2011 the Company engaged the accounting firm of Webb & Company, P.A., 1500 Gateway Boulevard, Suite 202, Boynton Beach, Florida 33426.

Item 9.01   Exhibits

Exhibit 7.02   Letter from former Accountant reflecting review of 8-K.




                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                  KLEIN RETAIL CENTERS, INC.


Date: February 14, 2011           /s/ Kenneth Klein
                                   President